UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2020

Venator Materials PLC

(Exact name of registrant as specified in its charter)

England and Wales	001-38176	98-1373159
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Titanium House, Hanzard Drive, Wynyard Park,

Stockton-On-Tees, TS22 5FD, United Kingdom

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: +44 (0) 1740 608 001

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Ordinary Shares, par value $0.001 per share	VNTR	New York Stock Exchange

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

On December 31, 2020, the Board of Directors (the “Board”) of Venator Materials PLC (the “Company”) elected Barry B. Siadat, Aaron C. Davenport and Heike van de Kerkhof as new members of the Board. The appointment of Dr. Siadat was effective immediately, and the appointments of Mr. Davenport and Ms. van de Kerkhof were effective January 1, 2021. Dr. Siadat was elected Chairman of the Board and was not appointed to any committee of the Board. Mr. Davenport was appointed to serve on the Nominating and Corporate Governance Committee of the Board and Ms. van de Kerkhof was appointed to serve on the Compensation Committee of the Board and the Nominating and Corporate Governance Committee of the Board.

There are no arrangements between Dr. Siadat, Mr. Davenport, Ms. van de Kerkhof and any other person pursuant to which any of them were selected as a director, nor are there any transactions to which the Company or any of its subsidiaries is a party and in which any of Dr. Siadat, Mr. Davenport or Ms. van de Kerkhof has a material interest subject to disclosure under Item 404(a) of Regulation S-K. As non-employee directors, each of Dr. Siadat, Mr. Davenport and Ms. van de Kerkhof will be compensated for his or her services as described in the Company’s proxy statement for its 2020 annual meeting of stockholders, filed with the Securities and Exchange Commission on May 18, 2020, under the heading “Director Compensation.”

Departure of Directors or Certain Officers

On December 31, 2020, Douglas D. Anderson and Sir Robert J. Margetts each informed the Company that he would resign from the Board, effective January 1, 2021. Mr. Anderson’s and Sir Robert’s resignations are not the result of any disagreement with the Company.

Item 7.01           Regulation FD Disclosure

On January 4, 2021, Venator Materials PLC issued a press release titled “Venator Board Elects Three New Directors.”  The press release is furnished herewith as Exhibit 99.1 .

Item 9.01.          Financial Statements and Exhibits.

(d) Exhibits.

Number	Description of Exhibits

99.1	Press Release dated January 4, 2021 titled “Venator Board Elects Three New Directors”

104	Cover Page Interactive Data File (formatted in Inline XBRL and embedded within the Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENATOR MATERIALS PLC

/s/ SEAN PETTEY
Assistant Secretary

Dated: January 4, 2021